UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      September 15, 2010 (September 13, 2010)
Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
(614) 491-2225

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters To A Vote of Security Holders.
The Bob Evans Farms, Inc.’s (the “Company”) Annual Meeting of Stockholders was held on September 13, 2010 in Columbus, Ohio, pursuant to the Notice of the 2010 Annual Meeting of Stockholders and the Proxy Statement available on or about August 4, 2010 to all stockholders of record at the close of business on July 15, 2010. At the meeting, 25,151,943 shares of the Company’s common stock, par value $.01, were represented in person or by proxy, which constituted a quorum.
At the Annual Meeting, stockholders voted on five proposals. The proposals are described in detail in the Company’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to stockholders on August 4, 2010.
Stockholders voted to re-elect independent directors Michael J. Gasser, Dr. E. Gordon Gee, E.W. (Bill) Ingram III and Bryan G. Stockton. Each of these directors will serve a term that expires at the Company’s 2013 Annual Meeting of Stockholders.
Our Stockholders took the following actions on the other four Proposals:
•	Proposal 2 to amend the Company’s Amended and Restated Bylaws to provide for the annual election of all directors was not approved by the stockholders.
•	Proposal 3 to reduce the stockholder approval threshold required to amend Section 3.01 of the Company’s Amended and Restated Bylaws from 80 percent of the Company’s outstanding common shares to a simple majority was not approved by the stockholders.
•	Under Proposal 4, the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal 2011 was ratified.
•	Under Proposal 5, the Stockholders approved the Company’s 2010 Equity and Cash Incentive Plan.
The final vote tallies for each Proposal are set forth below:
1.	To elect four directors to Class III for terms expiring at the 2013 Annual Meeting of Stockholders, unless Proposal 2 is approved by the Stockholders, then for terms expiring at the 2011 Annual Meeting of Stockholders:

Name	Votes For	Votes Against	Abstentions	Broker Non-votes
Michael J. Gasser	22,231,557	201,906	67,822	2,650,658
Dr. E. Gordon Gee	17,552,126	4,874,972	74,187	2,650,658
E.W. (Bill) Ingram III	22,194,891	240,625	65,769	2,650,658
Bryan G. Stockton	22,170,717	273,651	56,917	2,650,658

Directors whose term of office continued after the Annual Meeting: Larry C. Corbin, Steven A. Davis, Cheryl L. Krueger, G. Robert Lucas II, Eileen A. Mallesch and Paul S. Williams.

2.	Proposal 2 to amend the Company’s Amended and Restated Bylaws to provide for the annual election of all directors:

Votes For	Votes Against	Abstentions	Broker Non-votes
24,253,241	849,451	49,251

3.	Proposal 3 to reduce the stockholder approval threshold required to amend Section 3.01 of the Company’s Amended and Restated Bylaws from 80 percent of the Company’s outstanding common shares to a simple majority:

Votes For	Votes Against	Abstentions	Broker Non-votes
24,028,334	1,050,133	73,476

4.	Proposal 4 to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm:

Votes For	Votes Against	Abstentions	Broker Non-votes
24,720,856	366,156	64,931

5.	Proposal 5 to adopt the Bob Evans Farms, Inc. 2010 Equity and Cash Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-votes
18,825,895	3,070,891	604,499	2,650,658

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not applicable

(c)	Shell Company Transactions — Not Applicable

(d)	Exhibits: — Not Applicable

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.
Dated: September 15, 2010	By:	/s/ Mary L. Garceau
Mary L. Garceau, Vice President, General Counsel and
Corporate Secretary

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